NORTH SOUTH HOLDINGS

Investor Presentation

August, 2013

LEGAL DISCLAIMER

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of North South Holdings ("NSH") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Forecast

All Forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

Confidential Information

All information contained in or disclosed in this document, hereinafter called "Confidential Information", is proprietary to us. By accepting the material, the recipient agrees that this Confidential Information will be held in confidence, and will not be reproduced or transferred, either in whole or in pare, without our prior written permission.

The recipient agrees that it will not disclose to any third party or use any Confidential Information disclosed to it by us except when expressly permitted in writing by us. Recipient also agrees that it will take all reasonable measures to maintain the confidentiality of all Confidential Information in its possession or control.

This overview is delivered solely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any jurisdiction. The information herein is based on data obtained from sources believed to be reliable.

INTRODUCTION

North South Holdings generates licensing revenues by investing in and acquiring patent rights and assets via operating subsidiaries.

Through its experienced management team and extensive network North South sources high-quality patent portfolios.

- North South's CEO has successfully monetized patents through a wide variety of monetization methods, including asset restructuring and licensing brought against companies such as Cisco, Broadcom, Nokia, Ericsson, Tellabs, and Alcatel-Lucent.
- Our due diligence has secured excellent results in acquiring premium patent assets.

North South carries no debt.

Settlements from its initial licensing campaign generated in 3 months.

WHY IS THE IP MONETIZATION CLASS ATTRACTIVE?

- Growth: Massive market of underutilized IP.
- Upside: An appropriately structured IP portfolio provides income and the potential for outsize returns.
- Non Correlation: IP value does not track the market and can capture past commercial activity, making revenues countercyclical.
- Portfolio Diversification: IP is a hedge against exposure to technology companies.

NORTH SOUTH BUSINESS MODEL

Ability to Source and Monetize New Portfolios

- Unique ability to source new portfolios.
- CEO has a successful track record.
- Exhaustive due diligence and licensing.

Ability to Produce Long Term Revenue Stream

- Licensing campaigns form independent revenue streams.
- Low overhead.
- Multiple on-going licensing campaigns enhances operating margins.

224 Patents Assets and Revenue Diversification

- Management's experience allows for extensive deal flow to high-quality patent assets across various sectors.
- Performing assets provide immediate revenue generation.
- Sizable and diverse portfolio and numerous licensing campaigns give rise to consistent revenue opportunity.

Highly Scalable Business Model

- Additional patent assets and licensing campaigns do not require significant increase in overhead.
- Business model has excellent operating leverage.

REVENUE DIVERSIFICATION

- Patent agnostic portfolios cover various industries.
- Concurrent licensing campaigns over multiple patent portfolios.
- Our licensing campaigns can create reliable occurrence of revenue events.
- Portfolio diversification minimizes high risk from high concentrated holdings.
- Management open to opportunistic licensing campaigns with green field outcome.

ASSETS AND LICENSING CAMPAIGNS

- North South owns over 200 patents that form the basis of individual licensing campaigns.
- Currently has active lawsuits with multiple different defendants.
- First licensing campaign commenced in April 2013.
- North South has announced 2 licensing settlements in the first 3 months.

HARRIS PATENT PORTFOLIO

Acquired Harris patent portfolio in December 2012 that consists of 222 patents.

Harris Technology - leader in defense communications and electronics.

Expertise includes:

Antennas	Electro-optics
Signal processing	Microelectronics
Image processing	Cyber systems
Information systems	Mechatronics

Average patent includes:

- 3.96 independent claims
- 25.41 total claims

Numerous technologies:

- 15 years of R&D: 1993-2007
- 45 technology classifications at patent office
- 300 unique inventors

Average expiration of 2021.

HARRIS PATENT PORTFOLIO (CONT.)

Patent No. 5,719,584 entitled *"System and Method for Determining the Geolocation of a Transmitter"*

The technology in this patent relates to the geo-location of cell phones, employed by many cell phone carriers. North South has begun the monetization of this patent, by retaining litigation counsel and filing suit against several large cell phone carriers. We anticipate more licensing activities on this technology soon.



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COMPUFILL PATENT PORTFOLIO

On April 15, 2013, North South completed the purchase of two patents known as the CompuFill portfolio. The portfolio relates to the automatic refilling of prescriptions through the use of your telephone.

Salient Points:

- Portfolio is litigation tested.
- Assets already generating revenue for North South.
- Enforcement actions file.
- Approximately fifty (50) potential additional infringers.

MANAGEMENT TEAM

Anthony Hayes, President & CEO

Mr. Hayes has successfully monetized patents through all known monetization methods, including portfolio optimization and licensing brought against companies such as Cisco, Broadcom, Nokia, Ericsson, Tellabs, and Alcatel-Lucent. Mr. Hayes is also a consultant to several IP licensing companies. Mr. Hayes has received national recognition during his legal career, including: Special recognition by President George W. Bush, American Board of Trial Advocates Young Lawyer of the Year; and City of Columbia "20 Under 40." Mr. Hayes earned a Juris Doctor from Tulane University School of Law in 1995 and prior to law school, Mr. Hayes worked on the floor of the NYMEX on Wall Street. He also has his B.A. in Economics from Mary Washington College in Fredericksburg, Virginia.

Case Study 1: Portfolio Optimization

Through connections in the finance community, Mr. Hayes was retained to evaluate a patent portfolio held by a company on the verge of bankruptcy. The large IP portfolio of 70+ patents and patent applications provided world wide patent coverage in the cosmetic laser space. Mr. Hayes created a "special investment vehicle" to purchase and resell the IP portfolio. The special investment vehicle raised funds from investors to purchase the patents, as well as maintain and rehabilitate the portfolio. Mr. Hayes compiled a team that included the inventor, industry experts, and the world's largest patent broker, to effectuate a sale of the entire portfolio in nine (9) months, for a "pure return/gross return" of 600%.

OUR TRACK RECORD

Case Study 2: Patent Licensing

Mr. Hayes has also monetized IP through a litigation based licensing program. As a result of relationships in the IP market place, Mr. Hayes identified undervalued IP in the DSL communication space that was being spun off by an operating company. An analysis of the portfolio showed that the most value could be extracted by licensing the patents to infringing companies. Over a two (2) year period, Mr. Hayes oversaw an aggressive licensing program. The campaign involved litigation in multiple jurisdictions, against some of the largest names in the telecommunications industry. At the conclusion of the licensing program, Mr. Hayes effectuated a “pure return/gross return” of 495%.

OUR TRACK RECORD

Case Study 3: Portfolio Optimization and Stock Price Appreciation

Mr. Hayes was retained by a financially distressed publicly traded company to monetize that company's IP in the "cloud computing" space. Mr. Hayes restructured the company's management, drastically reduced capital expenditures and prevented bankruptcy. Mr. Hayes further pulled together a team of experts in "cloud computing" to restructure, package and market the company's IP. Mr. Hayes' connections resulted in both interest and offers from the largest names in the high-tech field. After six (6) months, Mr. Hayes effectuated a sale of the company's IP for a seven figure profit.

Prior to Mr. Hayes' involvement, the company's stock was trading at $0.07 per share. After Mr. Hayes' involvement, the company declared a $0.34 per share dividend and the stock traded as high as $0.51.

CONCLUSION

- Robust, scalable business model allows for multiple patent licensing campaigns.
- Experienced and proven leadership.
- Strong licensing position and minimal head count allows North South to produce near-term revenues and increasing margins.
- Multiple licensing campaigns already underway with announced settlements.
- Management continues to discover additional patent assets to increase diversification and licensing opportunities.

POTENTIAL RISKS

- Patents are illiquid investments and not readily tradeable. Once an investment in IP is made, it may take years to sell or monetize the IP, if ever.
- No guarantees on profitability are being made.
- Success may take years to realize, this is a long term investment.
- North South's long term goal is a diversified investment model, but North South may start with concentrated investments and work to become more diversified as time goes on.
- North South is not regulated by the SEC or any other regulatory body.
- Do not invest until you have reviewed all of the information in the offering documents and sought legal advice from an attorney.

POTENTIAL RISKS

- Past performance referenced herein is not indicative of future results, and no representation is made that North South will or likely achieve results similar to those shown in this presentation's "Our Track Record." The results presented herein are estimated and unaudited, and do not reflect the deduction of any fees, expenses or other costs.

- The examples shown in this presentation's represent actual past activities of Anthony Hayes. The examples are presented for informational purposes only. They should not be construed as indicative of the future investments to be made by North South or the profitability of such investments. An investment in any security involves a high degree of risk, and there is no guarantee that the use of North South's analytic process will result in investments similar to, or equal the performance of, the examples herein.

NORTH SOUTH - CONTACT

Company Contact:

Anthony Hayes , CEO
North South Holdings Inc.
110 Greene Street; Suite 403
NY, NY 10012
347.855.6146 office
anthony@northsouthholdings.com